UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Institutional Emerging Markets Equity Fund	April 30, 2013

Highlights

  Emerging markets stocks rose over the past six months as easy money policies in the developed world lifted demand for emerging markets assets.

  The Institutional Emerging Markets Equity Fund advanced for the six months ended April 30, 2013. It trailed its benchmark index and Lipper peer group average due to stock selection in China and a few companies in Latin America.

  China, Brazil, South Korea, and India represented the largest country positions on an absolute basis. We reduced our allocation to China and increased our exposure to India.

  Emerging markets stocks have lately lagged those in developed markets, but we continue to believe that the asset class appears attractive over the medium to longer term. Valuations between emerging and developed markets stocks have widened, and emerging markets stocks are trading at a significant discount relative to their history, making their current valuations compelling for long-term investors.

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Upcoming Shareholder Meeting

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Equity Fund

Dear Investor

Stock markets in the developing world rose in the past six months as accommodative monetary policies deployed by central banks in the U.S., Europe, and Japan lured investors into emerging markets and other higher-yielding assets. Sentiment generally improved since our report at the end of last October, when worries about Europe’s debt crisis and a weak U.S. recovery weighed on global markets. Despite these lingering risks, commitments from major central banks to stick with their easy money policies restored some confidence in the global economic outlook.

The Institutional Emerging Markets Equity Fund returned 4.66% for the six months ended April 30, 2013, trailing the 5.40% return of the MSCI Emerging Markets Index, its primary benchmark, and the Lipper Emerging Markets Funds Average. Stock selection and positioning in the Philippines, Russia, Thailand, and South Africa lifted relative performance. However, our holdings of a few out-of-benchmark names that operate in Latin America weighed on relative returns, as did stock selection in China. From a sector viewpoint, consumer staples and utilities, respectively, contributed the most to relative performance, while consumer discretionary followed by information technology were the biggest detractors. In terms of absolute performance, financials contributed the most to returns, while materials added the least value.

The fund is widely diversified in its country and sector allocations, which generally stayed unchanged over the period. As of the end of April, the fund was underweight in emerging Asia and Latin America, roughly even with the benchmark in the Middle East and Africa, and overweight in emerging Europe. We are overweight in the dominant BRIC countries of Brazil, Russia, India, and China, although our exposure to China declined over the period. Our sector allocations continue to reflect our bias for areas driven by domestic consumption, which should see solid long-term growth as the middle class expands and wealth increases in the developing world.

Market Environment

Emerging markets stocks enjoyed a supportive backdrop over the past six months, thanks to accommodative measures implemented by the Federal Reserve and the European Central Bank in last year’s second half. More recently, the Bank of Japan announced on April 4 that it would embark on its own massive bond-buying program in an effort to revive its stagnant economy and end 15 years of deflation. While emerging markets stocks endured some setbacks this spring, including a banking crisis in Cyprus and a surprisingly poor first-quarter gross domestic product (GDP) report in China, easy money policies in the developed world whetted investors’ risk appetite and encouraged them to move into higher-yielding assets overseas.

Returns varied widely across the emerging markets universe. Southeast Asian countries ranked among the best performers with double-digit gains as domestic demand stayed surprisingly strong and central banks kept interest rates low. Many Southeast Asian stock markets traded at record highs as our reporting period ended. China and India posted slimmer returns in the single digits as each contended with slowdowns in the past year. China is trying to engineer a transition to slower long-term growth, while India continues to suffer from persistent inflation, a record trade gap, and inefficient policymaking. In Latin America, Mexico was the region’s standout performer, rising more than 10% amid strong economic growth and high expectations of its new president, who took office last December and pledged to push through major reforms. Brazil posted a more modest gain as its economy has responded unevenly to numerous stimulus measures from its government, which has been trying to revive growth for the past two years.

The emerging Europe, Middle East, and Africa (EMEA) region lagged the returns of other developing regions. Russian stocks edged up over the period but have performed poorly in the past year as the economy slowed amid weak energy prices, rising capital outflows, and flagging domestic consumption. Stocks in South Africa declined, weighed by concerns about ongoing labor unrest in the mining sector and the government’s ability to curb spending. In contrast, Turkey’s market surged more than 18% as resilient domestic demand and strengthening fundamentals drew increasing inflows from global investors. Last November, the country received its first investment-grade credit rating in 18 years from Fitch, a move that was followed by Moody’s in May after our reporting period ended.

Asia
Southeast Asia lifted relative performance largely due to overweight allocations in the Philippines and Thailand, whose markets surged about 32% and 22%, respectively, during the period. Stock selection in both markets also helped performance. The Philippines produced several of the fund’s top contributors, including packaged food maker Universal Robina; infrastructure holding company Metro Pacific Investments; and SM Investments, which owns extensive retail and commercial properties and the country’s leading bank. All these names benefited from a big rally in the Philippines, whose stock market rose to an all-time high as our reporting period ended. In Thailand, lender Kasikornbank was a top contributor. We have a sizable position in Kasikornbank, which has a strong fee-generating business and the best growth outlook among Thai banks, in our view. We maintained our overweight allocations to both countries. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our stock selection elsewhere in Asia proved less helpful. In China, Internet search company Baidu led decliners due to a string of surprisingly weak earnings and signs of rising competition. Baidu has raised concerns by investing heavily in mobile applications, but we believe the acquisitions will pay off as wireless Internet use becomes more widespread and revenue from mobile ads catches up with desktop online advertising. We still have a sizable position in Baidu. Parkson Retail was another big detractor as it suffered from weakening sales, rising costs from expansion, and growing competition in mainland China, where it operates more than 50 department stores. We maintain a small position in Parkson, whose business we believe will turn around this year after a disappointing 2012. Li & Fung, a Hong Kong-listed trading company that supplies merchandise to big box retailers like Walmart and Target, hurt relative returns as sluggish U.S. consumer spending and rising manufacturing costs in China, its biggest sourcing market, weighed on profits.

Our allocation to China fell over the past six months, a shift that reflects company-specific developments rather than a fundamental change in our view of the country. After three decades of double-digit annual GDP growth, China is in the throes of a long-term transition to a slower and more sustainable economy. The country’s new leadership, which took power in March, has signaled a willingness to implement big economic reforms. We are encouraged by the news, but periods of sweeping economic reform in China have historically been accompanied by poor stock market performance, and we believe that the government’s efforts to overhaul the drivers of economic growth will inevitably harm some companies that previously outperformed. Over the long term, we believe that China’s economic growth will gradually decline—keeping with the government’s policy objectives. But in the near term, we expect the transition to a consumer-driven economy will produce periods of uneven growth and stock market performance.

We used proceeds from our sales in China to fund purchases in India, where we initiated positions in new companies and added to existing positions that had declined. We still have a guarded view of India, which continues to struggle with high inflation, a ballooning trade gap, and a fractious political system that has long resisted reform. But a decline in commodity prices—particularly for crude oil and gold, two of India’s biggest imports—should help reduce its large trade deficit and tame inflation in the near term. Some of our largest purchases over the period were Indian companies, including carmakers Tata Motors and Maruti Suzuki India; Axis Bank; and mobile phone leader Bharti Airtel, whose shares fell to attractive levels last fall after a series of disappointing earnings and rising competition. We expect the competitive pressures on Bharti to ease over time, however. We increased our exposure to India as a result of these purchases.

Latin America
Stock selection in Latin America detracted from relative performance largely due to our positions in two London-listed mining companies with significant operations in the region: Fresnillo, the world’s top primary silver producer and Mexico’s second-largest gold producer, and Antofagasta, a copper mining group based in Chile. Shares of both companies fell as commodity prices weakened over the period, exacerbated by a weaker-than-expected GDP report from China on April 15 that sent prices of gold and silver to multiyear lows and sparked a sell-off in mining companies. We maintain a modest position in Fresnillo, which has a solid track record of mine development, relatively low production costs, and a strong growth outlook even given our conservative metals forecasts. However, we eliminated our Antofagasta position after the company forecast worse-than-expected production and surprisingly high costs for the current fiscal year. Elsewhere in the region, Brazil had a broadly neutral impact on relative returns, while stock selection in Mexico detracted. Telecommunications leader America Movil was a big detractor amid worries that new competition laws would harm its business in Mexico, where it has long held a virtual monopoly. We eliminated our America Movil position, the biggest stock sale over the period.

Our allocation to Mexico fell in the past six months. Mexico’s stock market has performed remarkably well since last summer, making it difficult to find good growth stocks at reasonable prices. Much of the rally has been driven by the country’s new president, who has promised to reform the economy and enjoys the support of various opposition parties. However, many Mexican stocks are trading at record levels and economic indicators have lately slowed, raising concerns that current valuations reflect high expectations that may be hard to meet. On the other hand, we increased our exposure to Brazil. After underperforming Mexico’s market for the past several years, we believe there are plenty of Brazilian stocks worth owning for their attractive valuations and good earnings prospects. Accordingly, we increased our positions in shopping mall operator BR Malls Participacoes; department store chain Lojas Renner; and Itau Unibanco, the country’s biggest bank. These names rank among the fund’s largest holdings, and we believe our positions will pay off once the domestic economy improves.

Europe, Middle East, and Africa
The EMEA region lifted relative performance, driven by stock selection in Russia and South Africa. Our stock picking was strongest in Russia as we concentrated on consumer-driven names like food retailer Magnit and Sberbank of Russia and largely avoided the state-controlled energy companies that dominate Russia’s stock market, most of which fared poorly. Economic growth in Russia has fallen sharply over the past year as energy exports and government spending declined and domestic demand weakened. In April, the government slashed its 2013 growth forecast to 2.4% from 3.7%, far below President Vladimir Putin’s commitment to 5.0% annual GDP growth. Most analysts agree that Russia needs to implement sweeping reforms and crack down on corruption before it can unlock its growth potential, but we believe that Putin’s increasing political control and entrenched interests in government and state-owned businesses make major changes unlikely in the near term. In the meantime, we have taken advantage of declines in Russian stocks and added to our positions in Magnit and Sberbank. We also initiated a position in Lukoil, the biggest non-state-owned oil producer, which recently unveiled a long-term strategy that included hefty annual dividend increases. Although we are not optimistic about political reforms, we believe that Putin will have to deliver good GDP growth to stay in power, which will help support Russian stocks in the medium term.

In South Africa, brewing company SABMiller led contributors. This global company derives most of its revenue in emerging markets, including Latin America and Africa, and has benefited from growing beer demand in the developing world. We significantly increased our position in Shoprite Holdings, Africa’s largest food retailer, following a steep decline in its shares earlier this year. Shoprite is a high-quality company that has good exposure to Africa’s fast-growing formal food retail market. However, we continue to have a cautious view of South Africa, which remains one of our largest underweights. South Africa has many deep problems, including high unemployment, widespread poverty, and a large budget deficit; therefore, we have limited our holdings to a few high-quality, consumer-driven companies that offer exposure to the country’s rising middle class or to rapidly growing markets in sub-Saharan Africa.

Elsewhere in the EMEA region, Turkey had a neutral impact on relative returns as our overweight to the country, one of the best performing in the emerging world, offset the impact of unfavorable stock selection. We own a sizable position in discount supermarket chain BIM Birlesik Magazalar and initiated a position in Anadolu Efes Biracilik Ve Malt Sanayii, the country’s dominant brewer; as a result, our allocation to Turkey slightly increased over the period.

Outlook

Global stock markets generally had a solid run in the year-to-date period. But in an unexpected twist, stocks in emerging markets have lagged the stronger performance of developed markets stocks. Some of the recent underperformance of emerging markets stocks can be traced to a stronger U.S. dollar and weaker commodity prices, which weighed on the outlook for resource-driven economies. Additionally, while emerging markets are still growing rapidly relative to developed markets, the pace of growth in some countries like China failed to match investors’ high expectations. Finally, surprisingly good indicators and corporate earnings in the U.S. reassured many investors that the U.S. economy was in less dire shape than expected. As a result, many investors recently began to favor developed markets over emerging markets, as seen in first-quarter fund flows.

We strongly believe that the solid fundamentals underpinning the emerging markets companies and economies in which we invest are still intact, despite their recent underperformance. Growing urbanization, consumption, and upward mobility are long-term secular trends that will drive strong and sustainable growth in emerging markets for many years. The growth of a middle class and the ensuing rise in domestic demand are a source of huge economic potential in the developing world. While developed markets may continue to outperform emerging markets in the near term, we are optimistic that growth in emerging markets is still on track to outpace that of developed markets over the long haul. In the meantime, we will continue to take advantage of recent underperformance in the asset class to buy high-quality growth companies at attractive prices.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

May 17, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/13	Value 10/31/12
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	$ 18	$ 33,892	$ 30,331
Totals			$ 18	$ 33,892	$ 30,331

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 33,892
Dividend income	18
Interest income	–
Investment income	$ 18
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $844,055)	$ 1,056,946
Receivable for investment securities sold	10,991
Receivable for shares sold	3,898
Dividends receivable	1,977
Foreign currency (cost $1,943)	1,940
Cash	25
Other assets	4,341
Total assets	1,080,118
Liabilities	
Payable for investment securities purchased	1,685
Investment management and administrative fees payable	939
Payable for shares redeemed	193
Other liabilities	4,232
Total liabilities	7,049
NET ASSETS	**$ 1,073,069**
Net Assets Consist of:	
Undistributed net investment income	$ 946
Accumulated undistributed net realized loss	(170,799)
Net unrealized gain	212,875
Paid-in capital applicable to 34,856,840 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,030,047
NET ASSETS	**$ 1,073,069**
NET ASSET VALUE PER SHARE	**$ 30.79**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2013 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2013, the fund realized $36,744,000 of net gain on $63,684,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2013, approximately 92% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares During the six months ended April 30, 2013, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $271,603,000 and $211,958,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $179,803,000 of available capital loss carryforwards, which expire as follows: $20,924,000 in fiscal 2016, $124,951,000 in fiscal 2017, $2,830,000 in fiscal 2018, and $1,881,000 in fiscal 2019; $29,217,000 have no expiration.

At April 30, 2013, the cost of investments for federal income tax purposes was $862,773,000. Net unrealized gain aggregated $194,157,000 at period-end, of which $240,280,000 related to appreciated investments and $46,123,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and $4,059,000 of foreign capital loss carryforwards, including $3,086,000 that expire in 2017, $965,000 that expire in 2020, and 8,000 that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 232,470 shares of the fund, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the fund’s single fee structure continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013